                                                                   Exhibit 10.17



                     LETTER AGREEMENT DATED JANUARY 10, 1998
                   BETWEEN THE COMPANY AND MINNESOTA MINING &
                               MANUFACTURING, INC.






                  [INFORMATION PLACED IN BRACKETS [ ] HAS BEEN
                    OMITTED IN ACCORDANCE WITH A CONFIDENTIAL
                   TREATMENT REQUEST PURSUANT TO RULE 406 AND
                  HAS BEEN FILED SEPARATELY WITH THE COMMISSION

Medical Specialties
3M Health Care                                       3M Center
                                                St. Paul, MN 55144
                                                   612-733-1110



January 21, 1998





Ms. Barbara Musco
Frisby Technologies
417 South Main Street
Freeport, NY  11520

Fax:  516-378-0262

Dear Barbara,

Per today's telephone conversation, I confirm our agreement to the 1998 Thermasorb volumes and pricing laid out in the Attachment A of your letter of January 15.

I confirm, additionally, that the payment terms will be net 30 days from invoice and that Frisby Technologies will provide a schedule of delivery for the fill materials to be provided. Lead time of 4-6 weeks after receipt of fill materials can be expected.

We look forward to a year of further growth of the Thermasorb products and finalizing our supply agreement for the ongoing program.

Thanks again and best regards,



\s\ W. Nigel Powell
----------------------------
W. Nigel Powell
Business Development Manager
Cosmetic Materials


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                                                                    Attachment A


Non-Binding, Estimate; Thermasorb(R) Production Requirements - 1998


Frisby P/N                Fill Material          Qty. Lbs (Est.)         Price Per Lb.
------------------------- ---------------------- ----------------------- -------------------------------------------------------

Thermasorb 83             Octadecane             10,000**                [This information has been omitted in accordance with
                                                                         a Confidential Treatment Request and has been filed
                                                                         separately with the Commission.]
Thermasorb 83             Octadecane             60,000                  [This information has been omitted in accordance with
                                                                         a Confidential Treatment Request and has been filed
                                                                         separately with the Commission.]

Thermasorb 122            C23/27 Blend*          4,000                   [This information has been omitted in accordance with
                                                                         a Confidential Treatment Request and has been filed
                                                                         separately with the Commission.]

Thermasorb 65             Hexadecane             4,000                   [This information has been omitted in accordance with
                                                                         a Confidential Treatment Request and has been filed
                                                                         separately with the Commission.]

Thermasorb 96             C20/24*                2,500                   [This information has been omitted in accordance with
                                                                         a Confidential Treatment Request and has been filed
                                                                         separately with the Commission.]

Thermasorb 43             Tetradecane            2,500                   [This information has been omitted in accordance with
                                                                         a Confidential Treatment Request and has been filed
                                                                         separately with the Commission.]

---------------
*  Will be provided to 3M blended
** Carry over from PO 1219 and will be assessed a 5% surcharge [This information has been omitted in accordance with a Confidential Treatment Request and has been filed separately with the Commission.] per pound

Total Production..............   83,000 lbs.
New Production................   73,0000 lbs.

o Frisby will agree to 3M manufacturing all the above Production Requirements on or before 5/31/98.
o Frisby will accept delivery of all of the above Production Requirements except Thermasorb 83, Octadecane, 60K lbs. on or before 5/31/98.
o Frisby will accept delivery of Thermasorb 83, Octadecane, 60K lbs. on or before 12/31/98.